EXHIBIT 99.4

Report of the group auditors to the General Meeting of

CT SPORTS HOLDING AG, BAAR

As auditors of the group, we have audited the consolidated financial statements (balance sheet, income statement and notes) of CT Sports Holding AG for the year ended at 31. March 2004.

These consolidated financial statements are the responsibility of the board of directors. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We confirm that we meet the legal requirements concerning professional qualification and independence.

Our audit was conducted in accordance with Swiss auditing standards promulgated by the profession, which require that an audit be planned and performed to obtain reasonable assurance about whether the financial statements are free from material misstatement. We have examined on a test basis evidence supporting the amounts and disclosures in the consolidated financial statements. We have also assessed the accounting principles used, significant estimates made and the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements give a true and fair view of the financial position, the results of operations and the cash flows in accordance with the Accounting and Reporting Standards (Swiss GAAP FER). Furthermore, the consolidated financial comply with Swiss law and the company’s articles of incorporation.

We recommend that the consolidated financial statements submitted to you be approved.

Naters, June 2004	TREUHAND UND REVISIONS AG

Auditors in charge
	Albert Bass	Mischa Imboden

Appendix:

- Balance sheet

- Income statement

- Cash Flow Statement

- Notes

ANNEX I

Consolidated Balance Sheet

31.03.2004

	31.03.2004	31.03.2003
	Thousand CHF	Thousand CHF
ASSETS
Cash and cash equivalents	1,615	877
Trade receivables	13,198	15,868
Trade receivables due from related companies	2,406	4,545
Other receivables	1,796	2,832
Inventories	16,064	13,611
Prepaid expenses and accrued income	1,245	1,099
Other current assets	799	16

Total current assets	37,123	38,848

Tangible fixed assets	9,019	7,687
Intangible fixed assets	1,208	2,565
Goodwill	7,103	8,642
Other non current assets	138	576

Total non-current assets	17,468	19,470

Total Assets	54,591	58,319

LIABILITIES AND EQUITY
Trade payables	5,257	5,282
Related companies payables	2,280	848
Shareholder payables	2,719	2,257
Other accounts payables	891	1,343
Financial short term loans	9,188	6,827
Accrued expenses / severance indemnities	5,663	7,126

Total current liabilities	25,998	23,683
Long term debt	12,015	17,929
Shareholder Loans	20,027	20,027
Shareholder Loans (subordinated)	2,224	2,224
Deferred income taxes / taxes payables	-1,987	-2,006
Total non current liabilities	32,279	38,174

Total liabilities	58,277	61,857

Share capital	5,000	5,000
Minority Interest (M-CZE)	41	41
Translation adjustments	-535	-421
Retained earnings	-8,159	-8,377
Net result of the year	-33	218

Total equity	-3,686	-3,539

Total Liabilities and Equity	54,591	58,319

ANNEX II

Consolidated Income Statement

01.04.2003 - 31.03.2004

	2003 / 2004	2002 / 2003
	Thousand CHF	Thousand CHF
Net sales	92,752	87,357
Cost of sales	-58,906	-54,145

Gross Profit	33,846	33,212
Selling Expenses	-12,444	-12,005
Warehouse and Shipping	-2,421	-2,281
General & Administrative Expenses	-11,270	-12,414
Other operating expenses	-1,191	-1,450

Operating expenses	-27,326	-28,150

Profit from operations	6,520	5,062
Interest Expenses	-3,384	-3,678
Other Expenses / Income	-2,899	-868
Taxes	-270	-298

Net result of the Year	-33	218

ANNEX III

Consolidated Balance Sheet

31.03.04

	M-Group	M-Group	CT Sports	Sum	Elimination	Sum	Cap. Cons.	Sum
	EURO	CHF	CHF	CHF	CHF	CHF	CHF	CHF
ASSETS
Cash	955	1,489	126	1,615	0	1,615	0	1,615
Trade Receivables	8,464	13,198	0	13,198	0	13,198	0	13,198
Receivables related persons	1,543	2,406	1,011	3,417	-1,011	2,406	0	2,406
Other Receivables	1,152	1,796	0	1,796	0	1,796	0	1,796
Inventory	10,302	16,064	0	16,064	0	16,064	0	16,064
Accrued Income	798	1,244	0	1,244	0	1,244	0	1,244
Other Current Assets	512	798	0	798	0	798	0	798

Total Current Assets	23,726	36,997	1,137	38,134	-1,011	37,123	0	37,123

Investments	0	0	6,606	6,606	0	6,606	-6,606	0
Loan CT Sports - M. Int.	0	0	22,465	22,465	-22,465	0	0	0
Tangible fixed Assets	5,784	9,019	0	9,019	0	9,019	0	9,019
Intangibles and Goodwill	2,218	3,459	0	3,459	0	3,459	0	3,459
Goodwill	0	0	0	0	0	0	4,853	4,853
Other Non Current Assets	88	137	0	137	0	137	0	137

Total Non Current Assets	8,090	12,615	29,071	41,686	-22,465	19,221	-1,753	17,468

Total Assets	31,816	49,612	30,208	79,820	-23,476	56,344	-1,753	54,591

LIABILITIES AND EQUITY
Trade Payables	3,368	5,252	5	5,257	0	5,257	0	5,257
Related Companies Payables	1,462	2,280	0	2,280	0	2,280	0	2,280
Shareholder Payables	649	1,011	2,719	3,730	-1,011	2,719	0	2,719
Other accounts Payables	572	891	0	891	0	891	0	891
Financial short term loans	5,892	9,188	0	9,188	0	9,188	0	9,188
Severance indemnities	359	560	0	560	0	560	0	560
Accrued Expenses	3,226	5,030	73	5,103	0	5,103	0	5,103

Total current liabilities	15,527	24,212	2,797	27,009	-1,011	25,998	0	25,998
Long term debt	7,705	12,015	0	12,015	0	12,015	0	12,015
Shareholder Loans	0	0	20,027	20,027	0	20,027	0	20,027
Shareholder Loans (PP)	14,408	22,467	2,224	24,691	-22,465	2,226	0	2,226
Income taxes payable	110	172	0	172	0	172	0	172
Deferred income taxes	-1,385	-2,160	0	-2,160	0	-2,160	0	-2,160
Minority Participation	0	0	0	0	0	0	0	0

Total non current liabilities	20,838	32,493	22,251	54,744	-22,465	32,279	0	32,279
Total Liabilities	36,365	56,705	25,048	81,753	-23,476	58,277	0	58,277

Share Capital	1,221	2,000	5,000	7,000	0	7,000	-2,000	5,000
Translation Adjustments M-Group	-1,402	-2,186	0	-2,186	0	-2,186	2,186	0
Translation Adjustments Consolid.	0	-396	0	-396	0	-396	-139	-535
Minority interest	28	41	0	41	0	41	0	41
Retained earnings	-4,624	-6,905	-61	-6,966	0	-6,966	-1,193	-8,159
Net result of the Year	228	353	221	574	0	574	-607	-33

Total Equity	-4,549	-7,093	5,160	-1,933	0	-1,933	-1,753	-3,686

Total Liabilities and Equity	31,816	49,612	30,208	79,820	-23,476	56,344	-1,753	54,591

ANNEX IV

Consolidated Income Statement

2003 / 2004

	M-Group	M-Group	CT Sports	Sum	Consolid.	Sum
	EURO	CHF	CHF	CHF	CHF	CHF
Net Sales	59,958	92,752	0	92,752	0	92,752
Cost of Sales	-38,079	-58,906	0	-58,906	0	-58,906

Gross Profit	21,879	33,846	0	33,846	0	33,846
Selling Expenses	-8,044	-12,444	0	-12,444	0	-12,444
Warehouse and Shipping	-1,565	-2,421	0	-2,421	0	-2,421
General and Administrative Exp.	-6,847	-10,592	-71	-10,663	-607	-11,270
Other Operating Expenses	-770	-1,191	0	-1,191	0	-1,191

	-17,226	-26,648	-71	-26,719	-607	-27,326

	4,653	7,198	-71	7,127	-607	6,520
Financial Expenses IC		-1,011	1,011	0	0	0
Financial Expenses Other	-2,144	-2,306	-1,079	-3,385	0	-3,385
Other Income/Expenses IC		-367	367	0	0	0
Other Income/Expenses	-2,109	-2,896	-3	-2,899	0	-2,899
Taxes	-172	-266	-4	-270	0	-270

	228	353	221	574	-607	-33
Minorities	0	0	0	0	0
Net Result of the Year	228	353	221	574	-607	-33

ANNEX V

Cash flow statement

in 1'000 CHF

	2003 / 2004
	Cash receipts	Cash payments
Net sales	92,752
Cost of sales		-58,906
Operating expenses (without depreciations)		-20,824
Interest expenses		-3,385
Other expenses		-2,899
Taxes		-270
Changes in receivables	2,670
Changes in inventories		-2,453
Changes in accrued income		-146
Changes in other receivables and current assets	253
Changes in trade payables		-25
Changes in other payables		-452
Changes in accrued expenses and deferred taxes		-1,443

	95,675	-90,803

Cash flow operating activities		4,872

Investments / disposals in fixed assets		-4,500

	—	-4,500

Cash flow investing activities	—	-4,500

Changes in accounts receivables related companies	2,139
Changes in shareholder and related companies payables	1,894
Changes in short and long term loans		-3,553
Changes in shareholder loans		—
Adjustments Equity	—	-114

	4,033	-3,667

Cash flow financial activities		366

Total cash receipts and payments	99,708	-98,970

Increase of Cash		738

Changes in Cash	31.03.04	31.03.03
Cash and cash equivalents	1,615	877

Increase of Cash		738

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. General

The consolidated financial statements are based on the following documents:

♦	Consolidated financial statements of Marker Group as of 31.03.2004

♦	Financial statement of CT Sports Holding as of 31.03.2004

2. Consolidation Principles

2.1 Period of consolidation

01.04.2003 – 31.03.2004 / The companies close their books at 31st of March.

2.2 Accounting Principles, Valuation

The companies use the same principles of valuation. The consolidated financial statements give a true and fair view of the financial position, the results of operations and the cash flows.

2.3 Foreign Currency Translation Method

The consolidated financial statements are made in CHF (Fr.) At the balance sheet date, monetary assets and liabilities are converted into CHF at year-end rate. Share capital is converted at historical exchange rate. Income statements are converted at average-exchange rate. Exchange differences arising from the conversion of foreign currency financial statements are charged to equity under the item Translation Adjustments.

Exchange rates used

1 EURO = CHF	Balance sh.	Income st.
2002/03	1.4758	1.4649
2003/04	1.5594	1.5471

2.4 Contributed Companies

Company	Capital Share		Interest
CT Sports Holding AG, Baar (CH)	T-Fr.	5’000	Parent Comp.
Marker International GmbH, Baar (CH)	T-Fr.	2’000	100%

Marker-Group	Capital Share		Interest
Marker International GmbH, Baar (CH)	T-Fr.	2’000	Parent company
Marker Deutschland, Eschenlohe (D)	T-EUR	2’556	100%
Marker Cze, Kostelec (CZE)	T-CZK	400	95%
Marker Canada Ltd., Quebec (CAN)	T-CDN	2’250	100%
Marker USA Inc., Salt Lake City (USA)	T-USD	1	100%
Marker Japan Co. Ltd., Tokio (J)	T-JEN	300’000	100%

2.5 Consolidation

In-full elimination of intragroup receivables and payables, income and expenses and all other relevant intragroup transactions, including group dividends, write-downs, and revaluation of consolidated investments, unrealised profits and losses, resulting from intragroup transactions, are offset.

3. Further informations

At April 19th 2002 CT Sports Holding AG bought the 15% shares of MKR Holdings Inc. (Investments in Marker International GmbH).

In 2002 / 03 Marker Japan had a capital decrease of T-YEN 399’000 and an increase of T-YEN 200’000. So the common stock changed from T-YEN 499’000 into a new amount of T-YEN 300’000.

A part of the production has been transferred in 2002 / 03 to the newly founded subsidiary, Marker CZE in Kostelec. MCZE is a 95% subsidiary of Marker Germany. The capital share is T-CZE 400, additional paid in capital T-CZE 15’600.

Balance sheet

Cash and cash equivalents

Thousand CHF	31.03.04	31.03.03
Cash on hand	39	16
Bank accounts in local currency	1’576	861

Total	1’615	877

Trade receivables

Thousand CHF	31.03.04	31.03.03
Trade receivables	13’611	16’262
Reserve for doubtful accounts	-413	-394

Total	13’198	15’868

Receivables due from related companies

Thousand CHF	31.03.04	31.03.03
Tecnica Group	148	548
Völkl Group	3’109	3’964
Nordica	-948	31
Other related parties	97	2

Total	2’406	4’545

Other receivables

Thousand CHF	31.03.04	31.03.03
Tax authorities	1’059	1’738
Severance Payments	374	354
Consulting	126	341
Other receivables	237	399

Total	1’796	2’832

Inventories

Thousand CHF	31.03.04	31.03.03
Raw materials	5’534	4’082
Work in progress	647	1’445
Finished goods	10’800	8’892
Reserve for obsolete or slow moving inventory	-917	-808

Total	16’064	13’611

Prepaid expenses and accrued income

Thousand CHF	31.03.04	31.03.03
Rent / lease installments	83	69
Insurance	90	50
Interests	181	337
Foreign exchange gains	580	593
Other	311	50

Total	1’245	1’099

Other current assets

Thousand CHF	31.03.04	31.03.03
Taxes	617	0
Other	182	16

Total	799	16

Non current assets

Thousand CHF	31.03.04	31.03.03
Tangible assets Marker Group	9’019	7’687
Intangible assets Marker Group	1’208	2’544
Goodwill Marker Group	2’250	3’182
Goodwill 15% Marker Group	4’853	5’460
Other non current assets Marker Group	138	576
Start up costs CT Sports Holding AG	0	21

Total	17’468	19’470

Related companies payables

Thousand CHF	31.03.04	31.03.03
Tecnica Group	1’071	317
Völkl Group	886	496
Nitro	307	35
Other related parties	16	0

Total	2’280	848

Shareholder payables

Thousand CHF	31.03.04	31.03.03
H.-D. Cleven	1’359	1’131
Norfin II	1’360	1’126

Total	2’719	2’257

Other interest free payables

Thousand CHF	31.03.04	31.03.03
Employees	309	339
Social security institutions	189	279
Tax payables	324	226
Other	69	499

Total	891	1’343

Accrued expenses and deferred income

Thousand CHF	31.03.04	31.03.03
Accrued expenses Marker Group	5’589	7’079
Accrued expenses CT Sports Holding AG	74	47

Total	5’663	7’126

Financial debts

Creditor	Short term	Long Term	Total
Key Bank	101	0	101
M&T Bank	254	0	254
Tokio Mitsubishi	379	200	579
Shoko Chukin	738	488	1’226
Hypo Vereinsbank	455	5’925	6’380
Deutsche Bank	765	1’659	2’424
LfA	0	3’409	3’409
Laurentian Bank	2’326	0	2’326
Isomura (Bonds)	3’503	0	3’503
Tauber	667	334	1’001

Total (Thousand CHF)	9’188	12’015	21’203
Previous year	6’827	17’929	24’756

Shareholder loans

Thousand CHF	31.03.04	31.03.03
Norfin II - CT Sports Holding AG	10’014	10’014
H.-D. Cleven - CT Sports Holding AG	10’014	10’014

Total	20’027	20’027

Shareholder loans (subordinated)

Thousand CHF	31.03.04	31.03.03
Norfin II - CT Sports Holding AG	1’112	1’112
H.-D. Cleven - CT Sports Holding AG	1’112	1’112

Total	2’224	2’224

Deferred income taxes

The tax asset referred to the fiscal benefit due to the losses carried forward in future fiscal periods has been reflected in the consolidated financial statements of Marker Group, as there is a reasonable certainty of realizing fiscal incomes in the near future at Marker Deutschland GmbH. The tax assets value is based on a tax rate of 39%.

Equity

Thousand CHF	31.03.04	31.03.03
Share Capital CT Sports Holding	5’000	5’000
Minority Interest (M-CZE)	41	41
Translation Adjustments	-535	-421
Retained earnings	-8’159	-8’377
Net Result of the Year	-33	218

Equity	-3’686	-3’539

INCOME STATEMENT

Net Sales

Thousand CHF	2003/04	2002/03
Ski bindings	65’035	64’368
Inline skates	587	529
Ski	11’006	10’752
Parts and accessories	6’901	2’004
Ski boots	4’977	5’236
Tennis	962	858
Trekking	1’405	1’389
Völkl Snowboards	923	606
Nitro Snowboards	796	725
Other	160	890

Total	92’752	87’357

Cost of sales

Thousand CHF	2003/04	2002/03
Raw material	28’378	25’969
Finished products	14’857	10’782
Production costs / overheads	15’671	17’394

Total	58’906	54’145

Selling expenses

Thousand CHF	2003/04	2002/03
Salaries & benefits	3’286	3’043
Sales commissions	1’717	2’054
Travel & entertainment	562	599
Advertising & promotion	3’572	3’100
Trade shows	387	495
Endorsements / Competition	1’044	1’166
Warranty	774	587
Other	1’102	961

Total	12’444	12’005

Warehouse and shipping

Thousand CHF	2003/04	2002/03
Rent / lease expense / storage	916	989
Shipping expenses	710	545
Other	795	747

Total	2’421	2’281

General & Administrative

Thousand CHF	2003/04	2002/03
Salaries & Benefits	3’926	4’274
Travel and entertainment	190	280
Insurance	213	240
Product liability expense	475	549
Rent / lease expense	851	968
Consulting fees / services	1’629	1’842
Depreciation	2’000	2’252
Depreciation Goodwill 15% Marker Group	607	607
Other	1’379	1’402

Total	11’270	12’414

Other operating expenses

Thousand CHF	2003/04	2002/03
Research & development / other	1’191	1’450

Total	1’191	1’450

Financial expenses

Thousand CHF	2003/04	2002/03
Marker Group	-2’306	-2’598
CT Sports Holding AG	-1’078	-1’080

Total	-3’384	-3’678

Other income / expenses

Thousand CHF	2003/04	2002/03
Marker Group (personnel dismissions / losses from asset sales because of transfer to Marker CZE)	-2’896	-1’489
CT Sports Holding AG (exchange differences)	-3	621

Total	-2’899	-868

Taxes

Thousand CHF	2003/04	2002/03
Taxes Marker Group	-266	-293
Taxes CT Sports Holding AG	-4	-5

Total	-270	-298

OTHER NOTES

SPECIAL REMARKS

At the moment this audit report was finished, the auditors of Marker Canada couldn’t give a final opinion of their work because of a pending receipt of a waiver from the Company’s bankers for breach of financial covenants. The financial statements of Marker Canada have been prepared on the assumption that the Company will be successful in obtaining such a waiver. We expect no material changes in the financial statements because of this aspect.

POST CLOSING EVENTS

There are no remarks to make.

COMMITMENTS

The Group is committed with the following lease payments under operating leasing or under other rental contracts:

Year	Amount
2004 / 2005	1’786
2005 / 2006	1’518
2006 / 2007	1’251
2007 / 2008	883
2008 / 2009	878

Thousand CHF	6’316